HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-6779 - PremierSolutions Standard (Series A-II)

333-72042                                       HV-6775 - PremierSolutions Cornerstone (Series II)

333-151805                               HV-6778 - Premier Innovations(SM) (Series II)

333-151805                               HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

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Supplement dated December 11, 2013 to your Prospectus

FUND NAME CHANGE

FROST DIVIDEND VALUE EQUITY FUND - CLASS A

Effective November 28, 2013, the following name change was made to your Prospectus:

Old Name	New Name

Frost Dividend Value Equity Fund - Class A	Frost Value Equity Fund - Class A

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.